                                                   UNITED STATES

       SECURITIES AND EXCHANGE COMMISSION

                                                             Washington, DC 20549

                                   FORM 8-K/A Amendment 1

       Current Report Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                      Date of Report (Date of earliest event reported): January 6, 2012

                                                         CSP Incorporated

                                       (Exact name of the registrant as specified in its charter)

Massachusetts

(State or other jurisdiction of incorporation)

                             000-10843                               04-2441294

(Commission File Number) (IRS Employer Identification No.)

                      43 Manning Road, Billerica, Massachusetts              01821-3901

                      (Address of principal executive offices)                   (Zip Code)

                                                                     (978) 663-7598

                                           (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

ITEM 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Explanatory Note

We hereby amend and restate in its entirety our Current Report on Form 8-K filed January 6, 2012 in order to (i) clarify that an error was made in interpreting existing technical guidance, (ii) include quantitative disclosures about the corrected information, and (iii) state when we intend to file restated financial statements

(a) On January 4, 2012, our management recommended to the Audit Committee of the Board of Directors (the "Audit Committee"), and the Audit Committee approved the recommendation, that our audited financial statements for the fiscal year ended September 30, 2010 and the unaudited financial statements and financial information for the quarterly periods ended December 31, 2010, March 31, 2011, and June 30, 2011 (the "Relevant Periods") be restated as a result of the an error in interpreting of certain technical accounting guidance affecting the classification of revenues and costs of revenues.

Because of the error, our previously issued financial statements for the Relevant Periods included in (i) our Annual Report on Form 10-K for the year ended September 30, 2010, together with the related report of our independent registered public accounting firm, McGladrey & Pullen LLP, and (ii) our Quarterly Reports on Form 10-Q filed with respect to the periods ended December 31, 2010, March 31, 2011 and June 30, 2011, should no longer be relied upon.

The restatements of the financial statements referred to above resulted from the identification of products that are maintenance and support services provided by third parties where the Company is not the primary obligor for the service, which requires presentation of the revenue reported by the Company net of the cost of the services as opposed to recognition as the gross sales value of the services. In addition, the Company identified certain other services provided by third party contracts for which the Company is primary obligor and reported these services correctly at the gross sales value, however these services were reported as product revenue and cost of sales and should have been included as service revenue and cost of sales.

The adjustments made to the restated financial statements referred to above did not have an impact on gross profit, income before taxes, net income, total cash flow, total assets, total liabilities, retained earnings or total shareholder equity

On January 4, 2012, our Audit Committee and management reviewed and discussed the change in accounting policy, which required entries in the Relevant Periods to correct the revenue and cost of sales. Representatives of our independent registered public accounting firm, McGladrey & Pullen LLP, attended the meeting and discussed the matters disclosed in this Current Report on Form 8-K with the Audit Committee.

Accordingly, we will file an amendment to the Forms 10-Q for the Relevant Periods with the Securities and Exchange Commission in order to reflect the adjustment to the revenue and cost of sales and reclassifications. We will file the amendments no later than March 2, 2012. Information for the year ended September 30,2010 will be restated in our Form 10K for the year ended September 30,2011, which we anticipate filing on or before January 13, 2012.

After reviewing the circumstances leading up to the restatement, we and the Audit Committee believe that the errors were inadvertent and unintentional. We have determined that a material weakness exists in internal control over financial reporting with respect to recording revenue for third party maintenance contracts where the Company is not the primary obligor.

In connection with the efforts which we undertook to perform the restatement, we determined that we did not sufficiently assess and apply certain aspects of ASC 605-45 Principal Agent Considerations to the particular facts and circumstances of many of our revenue arrangements. Accordingly, we have determined that this failure to accurately assess an accounting principal amounts to a material weakness in our controls over financial reporting. As a result of this material weakness, we have concluded that the Company's internal control over financial reporting was not effective as of September 30, 2011.

Management is in the process of assessing various alternatives it may deploy to modify our existing internal control processes and systems to remediate this material weakness. Currently, we have devised a method whereby we are able to utilize data-mining techniques to identify the applicable transactions, and then apply the appropriate accounting treatment to them. We have incorporated this process into our existing internal control structure to insure that we apply the appropriate accounting for these transactions beginning in the quarter ended December 31, 2011 (the first fiscal quarter of fiscal year 2012).

Summary of the as reported, Restatement adjustment, and restated amounts of Revenue and cost of sales for the periods ended September 30, 2010, December 31, 2010, March 31, 2011 and June 30, 2011

This is a summary of the as reported , restatement adjustment and restated amounts for revenue and cost of sales for the periods ended September 30, 2010, December 31, 2010, March 31, 2011 and June 30, 2011 to reflect adjustments and reclassifications of revenue and cost of goods, in connection with the identification of products that are maintenance and support services provided by third parties where the Company is not the primary obligor of the service, which requires presentation of the revenue reported by the Company net of the cost of the services as opposed to recognition as the gross sales value of the services. In addition, the Company identified certain other services provided by third party contracts for which the Company is primary obligor and reported these services correctly at the gross sales value, however these services were reported as product revenue and cost of sales and should have been included as service revenue and cost of sales

The adjustments made to the restated financial statements referred to above did not have an impact to gross profit, income before taxes, net income, total assets, total liabilities, retained earnings or total shareholder equity.

September 30, 2010

Restated Consolidated Statements of Operations

	Year ended September 30, 2010
	As reported	Restatement Adjustment	Restated
(Amounts in thousands except per share date)

Sales:
Product	$78,743	$ (9,109)	69,634
Services	16,275	4,203	20,478

Total sales	95,018	(4,906)	90,112

Cost of sales:
Product	67,385	(7,924)	59,461
Services	10,442	3,018	13,460

Total cost of sales	77,827	(4,906)	72,921

Gross profit	17,191	-	17,191

June 30, 2011

Restated Consolidated Statement of Operations

	Three months ended June 30, 2011 ( Unaudited)			Nine months ended June 30, 2011 (Unaudited)
	As reported	Restatement Adjustment	Restated	As reported	Restatement Adjustment	Restated
	(Amounts in thousands except for per share data)

Sales:
Product	$ 16,416	(1,690)	14,726	$49,566	(6,782)	42,784
Services	3,265	798	4,063	11,434	2,827	14,261

Total sales	19,681	(892)	18,789	61,000	(3,955)	57,045

Cost of sales:
Product	13,690	(1,434)	12,256	41,440	(5,809)	35,631
Services	2,370	542	2,912	7,162	1,854	9,016

Total cost of sales	16,060	(892)	15,168	48,602	(3,955)	44,647

Gross profit	3,621	-	3,621	12,398	-	12,398

March 31, 2011

Restated Consolidated Statement of Operations

	Three months ended March 31, 2011 (Unaudited)			Six months ended March 31, 2011 (Unaudited) )
	As reported	Restatement Adjustment	Restated	As reported	Restatement Adjustment	Restated
	(Amounts in thousands except for per share data)
	(
Sales:
Product	$ 15,726	(2,959)	12,767	$33,150	(5,092)	28,058
Services	3,483	1,379	4,862	8,169	2,029	10,198

Total sales	19,209	(1,580)	17,629	41,319	(3,063)	38,256

Cost of sales:
Product	12,457	(2,496)	9,961	27,750	(4,374)	23,376
Services	2,503	916	3,419	4,792	1,311	6,103

Total cost of sales	14,960	(1,580)	13,380	32,542	(3,063)	29,479

Gross profit	4,249	-	4,249	8,777	-	8,777

December 31, 2010

Restated Consolidated Statements of Operations

	For the three months ended December 31, 2010
	As reported	Restatement Adjustment	Restated
	(Amounts in thousands except for per share data)
	(Unaudited)
Sales:
Product	$ 17,424	(2,132)	15,292
Services	4,686	649	5,335

Total sales	22,110	(1,483)	20,627

Cost of sales:
Product	15,293	(1,878)	13,415
Services	2,289	395	2,684

Total cost of sales	17,582	(1,483)	16,099

Gross profit	4,528	-	4,528